Exhibit 99.1
Inverness Medical Innovations and
Cholestech Corporation
announce expiration of Hart-Scott-Rodino waiting period
WALTHAM, MA July 25, 2007 — Inverness Medical Innovations, Inc. (Amex: IMA) and Cholestech Corporation (Nasdaq: CTEC) today announced that the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to Inverness’ proposed acquisition of Cholestech has expired without a request for additional information.
“While we fully expected this outcome, we are nevertheless delighted to be able to move forward expeditiously with closing this exciting deal pending approval by Cholestech’s shareholders,” said Ron Zwanziger, CEO and President of Inverness. “The combination of Inverness and Cholestech will provide a unique opportunity to comprehensively assess cardiac risk, diagnose cardiac conditions and potentially monitor the condition and response to therapy of cardiac patients.”
Commenting on the development, Warren Pinckert II, President and Chief Executive Officer of Cholestech, said, “We are excited for the opportunity to move forward in bringing Inverness’ new product pipeline of cardiac markers to Cholestech’s installed base of physician offices, and are glad to be past this important milestone in closing the deal.”
Inverness, a leading manufacturer and marketer of rapid diagnostic products for the consumer and professional markets, expects opportunities to develop between Cholestech and its existing point of care organization as well as with those of other recently acquired and to-be-acquired companies. Cholestech is a leading provider of diagnostic tools and information for immediate risk assessment and therapeutic monitoring of heart disease and inflammatory disorders.
The acquisition is structured as a stock for stock merger at a fixed exchange ratio of 0.43642 shares of Inverness common stock for each share of common stock of Cholestech, and is currently scheduled to close in Q3.
About Inverness
Inverness Medical Innovations is a leading developer of advanced diagnostic devices and is presently exploring new opportunities for its proprietary electrochemical and other technologies in a variety of diagnostic applications including immuno-diagnostics with a focus on infectious disease, cardiology, drugs of abuse and pregnancy. The Company’s new product development efforts, as well as its position as a leading supplier of consumer pregnancy and fertility/ovulation tests and rapid point-of-care diagnostics, are supported by the strength of its intellectual property portfolio. Inverness is headquartered in Waltham, Massachusetts.
For additional information on Inverness Medical Inc., please visit our website at www.invernessmedical.com.
About Cholestech
Cholestech is committed to enabling people to lead longer, healthier and more active lives. Cholestech provides easy to use, accessible diagnostic tools and information to health care practitioners in over 35 countries around the world. Cholestech offers efficient and economic diagnostic testing for cholesterol and related lipids and liver enzymes at the point of care. Health care providers can use the CLIA-waived Cholestech LDX(R) System and the hs-CRP test, which is cleared by the FDA for use in moderate complexity labs, to initiate and monitor the progress of patient therapy. By providing effective disease management solutions, Cholestech’s goal is to be a leading provider of diagnostic tools and information for immediate risk assessment and therapeutic monitoring of heart disease and inflammatory disorders.
Cholestech LDX is a registered trademark of Cholestech Corporation. All other trademarks mentioned in this document are the property of their respective owners. For more information about Cholestech and its products visit us on the web at http://www.Cholestech.com.
Additional Information About the Proposed Transaction and Where to Find It:
Inverness has filed with the SEC a registration statement on Form S-4 in connection with the proposed transaction, which includes Cholestech’s preliminary proxy statement and Inverness’ preliminary prospectus for the proposed transaction. The registration statement has not yet been declared effective, and a definitive proxy statement/prospectus is not yet available. THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT INVERNESS, CHOLESTECH, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by Inverness and Cholestech can be obtained through the web site maintained by the SEC at www.sec.gov. In addition, free copies of the registration statement and the proxy statement/prospectus will be available from Inverness by contacting Shareholder Relations at (781) 647-3900 or jon.russell@invmed.com or from Cholestech by contacting Jack Glenn at (510) 781-5065 or jglenn@cholestech.com.
Inverness and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Cholestech in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the definitive proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Inverness’ proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on or about April 9, 2007. This document is available free of charge at the SEC’s web site at www.sec.gov and from Inverness by contacting Inverness at Shareholder Relations at (781) 647-3900 or jon.russell@invmed.com.
Cholestech and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Cholestech in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the definitive proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Cholestech’s amended Annual Report on Form 10-K/A for the fiscal year ended March 31, 2007, which was filed with the SEC on or about July 19, 2007. This document is available free of charge at the SEC’s web site at www.sec.gov and from Cholestech by contacting Jack Glenn at (510) 781-5065 or jglenn@cholestech.com.
Cautionary Note Regarding Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the federal securities laws, including statements regarding potential synergies and benefits of the proposed business combination. These statements reflect the parties’ current views with respect to future events and are based on their respective management’s current assumptions and information currently available. Actual results may differ materially due to numerous factors including, without limitation, risks associated with market and economic conditions, Inverness’ ability to consummate the acquisition, which is subject to approval by the shareholders of Cholestech; Inverness’ ability to integrate this and other acquisitions and to recognize expected synergies; Inverness’ ability to continue to successfully develop and manufacture diagnostic testing products and to commercialize products, particular in the area of cardiac care, and the risks and uncertainties described in Inverness’ annual report on Form 10-K, as amended, for the period ended December 31, 2006, and other factors identified from time to time in its periodic filings with the Securities and Exchange Commission. Inverness undertakes no obligation to update any forward-looking statements contained herein.
Safe Harbor Statement of Cholestech Corporation Under the Private Securities Litigation Reform Act of 1995:
This release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those in the forward-looking statements due to risks and uncertainties, including: risks inherent to the regulatory approval process; market acceptance and demand for our current and future products; further regulatory changes and guidelines affecting the healthcare system in the United States; risks inherent to future sales growth and the research and development process; the ability to execute proposed initiatives and other factors. Additional considerations and important risk factors are described in Cholestech’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.
Press Release Source: Inverness Medical Innovations and Cholestech Corporation